Westwood Holdings Group, Inc. Reports Second Quarter 2026 Results
Private Capital platform surpassed $500 million in assets
Managed Investment Solutions flows reached $350 million

Dallas, TX, August 6, 2026 – Westwood Holdings Group, Inc. (NYSE: WHG) today reported second quarter 2026 earnings. Significant items included:
▪Investment strategies beating their primary benchmarks included Enhanced Balanced, Alternative Income, Real Estate Income, MLP & Energy Infrastructure, Enhanced Midstream Income and Enhanced Energy Income.
▪MLP & Energy Infrastructure, Enhanced Balanced and Enhanced Midstream Income posted top quartile rankings vs. peers and Real Estate Income posted top decile rankings vs. peers.
▪Quarterly revenues totaled $25.3 million vs. $25.0 million in the first quarter and $23.1 million a year ago. Net income of $1.5 million compared with $0.8 million in the first quarter and $1.0 million in 2025's second quarter.
▪Non-GAAP Economic Earnings of $3.0 million compared with $2.8 million in both the first quarter and in the second quarter of 2025.
▪Westwood held $56.5 million in cash and investments as of June 30, 2026. Westwood's stockholders' equity totaled $126.3 million.
▪We declared a cash dividend of $0.15 per common share, payable on October 1, 2026 to stockholders of record on September 1, 2026.
Brian Casey, Westwood’s CEO, commented, "We're very proud of the momentum we built this quarter, highlighted by our ETF platform surpassing $400 million in assets and our Private Capital platform surpassing $500 million, alongside continued strength across our Multi-Asset and Wealth Team strategies. With our Private Capital business growing, our Managed Investment Solutions pipeline expanding, and the upcoming listing of our PWRX ("Power-X") ETF on the Texas Stock Exchange, we believe Westwood is well positioned to continue delivering long-term value for clients and shareholders as we mark our 24th anniversary as a public company."
Firmwide assets under management and advisement totaled $17.9 billion, consisting of assets under management ("AUM") of $17.0 billion and assets under advisement ("AUA") of $1.0 billion.
Second quarter revenues were consistent with the first quarter. Second quarter net income of $1.5 million exceeded the first quarter's net income of $0.8 million on lower compensation expenses, offset by higher income taxes and first quarter recognition of gains from our investment in a private bank. Diluted earnings per share ("EPS") of $0.17 compared to $0.09 for the first quarter. Non-GAAP Economic Earnings of $3.0 million, or $0.33 per share, compared with $2.8 million, or $0.31 per share, in the first quarter.
Second quarter revenues were higher than last year's second quarter due to continued growth in our business, particularly from our ETFs and private energy secondaries funds. Second quarter net income of $1.5 million compared favorably to last year's second quarter income of $1.0 million due to higher revenues, partially offset by higher compensation and professional services expenses, and higher income taxes. Diluted EPS of $0.17 compared with $0.12 for 2025's second quarter. Non-GAAP Economic

Earnings were $3.0 million, or $0.33 per share, compared with $2.8 million, or $0.32 per share, in the second quarter of 2025.
Economic Earnings and Economic EPS are non-GAAP performance measures and are explained and reconciled with the most comparable GAAP numbers in the attached tables.
Westwood will host a conference call to discuss second quarter 2026 results and other business matters at 4:30 p.m. Eastern time today. To join the conference call, please register here:
https://register-conf.media-server.com/register/BI1a2ac991c5be418d80e390f6c45a05ca
After registering, you will be provided with a dial-in number containing a personalized PIN.
To view the webcast, please register here: https://edge.media-server.com/mmc/p/qpuoane3
Once registered, an email will be sent with important details for this conference call, as well as a unique Registrant ID.
ABOUT WESTWOOD HOLDINGS GROUP
Westwood Holdings Group (NYSE: WHG) is a boutique asset management firm that offers a diverse array of actively-managed and outcome-oriented investment strategies, along with white-glove trust and wealth services, to institutional, intermediary and private wealth clients. For over 40 years, Westwood’s client-first approach has fostered strong, long-term client relationships due to our unwavering commitment to delivering bespoke investment strategies with a vehicle-optimized approach, exceptional counsel and unparalleled client service. Our flexible and agile approach to investing allows us to adapt to constantly changing markets, while continually seeking innovative strategies that meet our investors’ short and long-term needs.
Our team at Westwood comes from varied backgrounds and life experiences, which reflects our origins as a woman-founded firm. We are committed to incorporating diverse insights and knowledge into all aspects of our services and solutions. Our culture and approach to our business reflect our core values - integrity, reliability, responsiveness, adaptability, teamwork and driving results - and underpin our constant pursuit of excellence.
For more information on Westwood, please visit westwoodgroup.com.
Forward-looking Statements
Statements in this press release that are not purely historical facts, including, without limitation, statements about our expected future financial position, results of operations or cash flows, as well as other statements including without limitation, words such as “anticipate,” “believe,” “expect,” “could,” and other similar expressions, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and the timing of some events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation: the composition and market value of our AUM and AUA; our ability to maintain our fee structure in light of competitive fee pressures; risks associated with actions of activist stockholders; distributions to our common stockholders have included and may in the future include a return of capital; inclusion of foreign company investments in our AUM; regulations adversely affecting the financial services industry; our ability to maintain effective cyber security; litigation risks; our ability to develop and market new investment strategies successfully; our reputation and our relationships with current and potential customers; our ability to attract and retain qualified personnel; our ability to perform operational tasks; our ability to select and oversee third-party vendors; our dependence on the operations and funds of our subsidiaries; our ability to maintain effective information systems; our ability to prevent misuse of assets and information in the possession of our employees and third-party vendors, which could damage our reputation and result in costly litigation and liability for our clients and us; our stock is thinly traded and may be subject to volatility; competition in the investment management industry; our ability to avoid termination of client agreements and the related investment redemptions; the significant concentration of our revenues in a small number of customers; we have made and may continue to make business combinations as a part of our business strategy, which may present certain risks and uncertainties; our relationships with investment consulting firms; our ability to identify and execute on our strategic initiatives; our ability to declare and pay dividends; our ability to fund future capital requirements on favorable terms; our ability to properly address conflicts of interest; our ability to maintain adequate insurance coverage; our ability to maintain an effective system of internal controls; and the other risks detailed from time to time in Westwood’s SEC filings, including, but not limited to, its annual report on Form 10-K for the year ended December 31, 2025 and its quarterly report on Form 10-Q for the quarters ended March 31, 2026 and June 30, 2026. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, Westwood is not obligated to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

# # # #

SOURCE: Westwood Holdings Group, Inc.

(WHG-G)
CONTACT:
Westwood Holdings Group, Inc.
Terry Forbes
Chief Financial Officer and Treasurer
(214) 756-6900

WESTWOOD HOLDINGS GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share and share amounts)
(unaudited)

	Three Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025
REVENUES:
Advisory fees:
Asset-based	$19,372	$19,309	$17,955
Trust fees	5,372	5,318	5,069
Other, net	599	339	96
Total revenues	25,343	24,966	23,120
EXPENSES:
Employee compensation and benefits	14,189	17,170	13,472
Sales and marketing	643	660	657
Westwood funds	1,082	864	957
Information technology	2,742	2,636	2,704
Professional services	1,812	2,146	1,486
General and administrative	2,811	2,986	2,976
Total expenses	23,279	26,462	22,252
Net operating income (loss)	2,064	(1,496)	868
Realized gains on private investments	—	2,046	—
Net change in unrealized depreciation on private investments	—	(15)	—
Net investment income	266	293	343
Other income (expense)	(78)	—	257
Income before income taxes	2,252	828	1,468
Income tax provision	725	46	437
Net income	$1,527	$782	$1,031
Less: income attributable to noncontrolling interest	8	—	12
Income attributable to Westwood Holdings Group, Inc.	$1,519	$782	$1,019
Earnings per Westwood Holdings Group, Inc. share:
Basic	$0.18	$0.09	$0.12
Diluted	$0.17	$0.09	$0.12
Weighted average shares outstanding:
Basic	8,644,321	8,498,350	8,404,859
Diluted	9,079,971	9,041,922	8,813,606
Economic Earnings	$2,968	$2,847	$2,792
Economic EPS	$0.33	$0.31	$0.32
Dividends declared per share	$0.15	$0.15	$0.15

WESTWOOD HOLDINGS GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share and share amounts)
(unaudited)

	Six Months Ended
	June 30, 2026	June 30, 2025
REVENUES:
Advisory fees:
Asset-based	$38,681	$35,686
Trust fees	10,690	10,498
Other, net	938	188
Total revenues	50,309	46,372
EXPENSES:
Employee compensation and benefits	31,359	27,973
Sales and marketing	1,303	1,417
Westwood funds	1,946	1,854
Information technology	5,378	5,371
Professional services	3,958	3,099
General and administrative	5,797	5,858
Total expenses	49,741	45,572
Net operating income	568	800
Realized gains on private investments	2,046	—
Net change in unrealized depreciation on private investments	(15)	—
Net investment income	559	726
Other income (expense)	(78)	534
Income before income taxes	3,080	2,060
Income tax provision	771	552
Net income	$2,309	$1,508
Less: income attributable to noncontrolling interest	8	11
Income attributable to Westwood Holdings Group, Inc.	$2,301	$1,497
Earnings per share:
Basic	$0.27	$0.18
Diluted	$0.25	$0.17
Weighted average shares outstanding:
Basic	8,571,739	8,329,803
Diluted	9,061,350	8,798,092
Economic Earnings	$5,815	$5,306
Economic EPS	$0.64	$0.60
Dividends declared per share	$0.30	$0.30

WESTWOOD HOLDINGS GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par value and share amounts)
(unaudited)

	June 30, 2026	December 31, 2025
ASSETS
Cash and cash equivalents	$22,616	$26,249
Accounts receivable	16,150	16,751
Investments, at fair value (amortized cost of $18,541 and $19,923)	19,607	21,433
Investments under measurement alternative	14,305	15,697
Equity method investments	4,195	4,303
Other assets	7,405	7,501
Goodwill	39,501	39,501
Deferred income taxes	2,382	2,452
Operating lease right-of-use assets	9,296	9,676
Intangible assets, net	16,771	18,199
Property and equipment, net of accumulated depreciation of $8,824 and $8,952	3,147	536
Total assets	$155,375	$162,298
LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued liabilities	$4,444	$7,584
Dividends payable	2,597	2,701
Compensation and benefits payable	8,186	13,626
Operating lease liabilities	12,408	10,171
Income taxes payable	286	1,493
Total liabilities	27,921	35,575
Stockholders’ Equity:
Common stock, $0.01 par value, authorized 25,000,000 shares, issued 12,606,270 and 12,337,758, respectively and outstanding 9,543,152 and 9,394,066, respectively	127	124
Additional paid-in capital	208,669	206,120
Treasury stock, at cost – 3,063,118 and 2,986,692 shares, respectively	(90,900)	(89,612)
Retained earnings	8,442	8,983
Total Westwood Holdings Group, Inc. stockholders’ equity	126,338	125,615
Noncontrolling interest in consolidated subsidiary	1,116	1,108
Total equity	127,454	126,723
Total liabilities and stockholders’ equity	$155,375	$162,298

WESTWOOD HOLDINGS GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$2,309	$1,508
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	187	257
Amortization of intangible assets	1,428	2,082
Net change in unrealized (appreciation) depreciation on investments	(1,131)	137
Realized gains on private investments	(2,046)	—
Stock-based compensation expense	2,552	2,622
Deferred income taxes	70	(112)
Non-cash lease expense	380	694
Loss on asset disposition	16	—
Changes in operating assets and liabilities:
Accounts receivable	601	(878)
Other assets	96	(296)
Accounts payable and accrued liabilities	(3,140)	(1,139)
Compensation and benefits payable	(5,440)	(5,205)
Income taxes payable	(1,207)	128
Other liabilities	2,212	(795)
Net sales of equity investments	6,130	7,842
Contingent consideration	—	(4,442)
Net cash provided by operating activities	3,017	2,403
CASH FLOWS FROM INVESTING ACTIVITIES:
Sales of investments	4,827	—
Purchases of property and equipment	(780)	(6)
Purchases of leasehold improvements	(2,035)	—
Purchases of investments	(6,952)	(1,000)
Additions to internally developed software	—	(449)
Returns of capital from private capital investments	2,525	—
Net cash used in investing activities	(2,415)	(1,455)
CASH FLOWS FROM FINANCING ACTIVITIES:
Restricted stock returned for payment of taxes	(1,288)	(1,335)
Payment of contingent consideration in acquisition	—	(201)
Cash dividends	(2,947)	(2,856)
Net cash used in financing activities	(4,235)	(4,392)
NET CHANGE IN CASH AND CASH EQUIVALENTS	(3,633)	(3,444)
Cash and cash equivalents, beginning of period	26,249	18,847
Cash and cash equivalents, end of period	$22,616	$15,403
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid during the period for income taxes	$1,911	$535
Accrued dividends	$2,597	$2,430
Right-of-use assets obtained in exchange for operating lease liabilities	$—	$8,133

WESTWOOD HOLDINGS GROUP, INC.
Reconciliation of Income Attributable to Westwood Holdings Group, Inc. to Economic Earnings
(in thousands, except per share and share amounts)
(unaudited)
As supplemental information, we are providing non-GAAP performance measures that we refer to as Economic earnings and Economic earnings per share. We provide these measures in addition to, not as a substitute for, income attributable to Westwood Holdings Group, Inc. and earnings per share, which are reported on a GAAP basis. Our management and Board of Directors review Economic earnings and Economic earnings per share to evaluate our ongoing performance, allocate resources, and review our dividend policy. We believe that these non-GAAP performance measures, while not substitutes for GAAP income attributable to Westwood Holdings Group, Inc. or earnings per share, are useful for management and investors when evaluating our underlying operating and financial performance and our available resources. We do not advocate that investors consider these non-GAAP measures without also considering financial information prepared in accordance with GAAP.
We define Economic earnings as income attributable to Westwood Holdings Group, Inc. plus non-cash equity-based compensation expense, amortization of intangible assets and deferred taxes related to goodwill. Although depreciation on fixed assets is a non-cash expense, we do not add it back when calculating Economic earnings because depreciation charges represent an allocation of the decline in the value of the related assets that will ultimately require replacement. In addition, we do not adjust Economic earnings for tax deductions related to restricted stock expense or amortization of intangible assets. Economic earnings per share represents Economic earnings divided by diluted weighted average shares outstanding.

	Three Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025
Income attributable to Westwood Holdings Group, Inc.	$1,519	$782	$1,019
Stock-based compensation expense	1,291	1,261	1,295
Intangible amortization	646	782	1,037
Tax benefit from goodwill amortization	136	136	136
Tax impact of adjustments to GAAP income	(624)	(114)	(695)
Economic earnings	$2,968	$2,847	$2,792
Earnings per share	$0.17	$0.09	$0.12
Stock-based compensation expense	0.14	0.13	0.15
Intangible amortization	0.08	0.08	0.11
Tax benefit from goodwill amortization	0.01	0.02	0.02
Tax impact of adjustments to GAAP income	(0.07)	(0.01)	(0.08)
Economic earnings per share	$0.33	$0.31	$0.32
Diluted weighted average shares	9,079,971	9,041,922	8,813,606

		Six Months Ended
		June 30, 2026	June 30, 2025
Income attributable to Westwood Holdings Group, Inc.		$2,301	$1,497
Stock-based compensation expense		2,552	2,622
Intangible amortization		1,428	2,082
Tax benefit from goodwill amortization		272	260
Tax impact of adjustments to GAAP income		(738)	(1,155)
Economic earnings		$5,815	$5,306
Earnings per share		$0.25	$0.17
Stock-based compensation expense		0.28	0.30
Intangible amortization		0.16	0.23
Tax benefit from goodwill amortization		0.03	0.03
Tax impact of adjustments to GAAP income		(0.08)	(0.13)
Economic earnings per share		$0.64	$0.60
Diluted weighted average shares		9,061,350	8,798,092